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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 1, 2001



                            CSG SYSTEMS INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                           0-27512                47-0783182
----------------------------               ------------          ---------------
(State or other jurisdiction               (Commission           (IRS Employer
 of incorporation)                          File Number)          Identification
                                                                  Number)



          7887 East Bellevue Avenue, Suite 1000, Englewood, CO  80111
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (303) 796-2850
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Item 5.  Other Events.
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     On March 1, 2001, the registrant issued a press release relating to (i) the exercise by AT&T Corp. of its right to purchase 2,000,000 shares of the Common Stock of the registrant and (ii) the registrant's subsequent repurchase of such 2,000,000 shares from AT&T Corp.

     A copy of such press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.
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    (c)  Exhibit

         99.1 Press release of CSG Systems International, Inc. dated March 1, 2001.



                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 2, 2001

                                        CSG SYSTEMS INTERNATIONAL INC.

                                        By:  /s/ Joseph T. Ruble
                                           ----------------------------
                                           Joseph T. Ruble, Secretary
                                           and General Counsel

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                        CSG Systems International, Inc.

                                    Form 8-K

                                 Exhibit Index



          99.1 Press release of CSG Systems International, Inc. dated March 1, 2001.

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